                                                                  Exhibit 10.1

                                                                 Execution Copy

                     FOURTH AMENDMENT TO CREDIT AGREEMENT

          This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of December 7, 2000, is by and between BUCA, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A., a national banking association ("BofA"), as one of the Banks and as Co-Agent for the Banks (in such capacity, a "Co-Agent"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), a national banking association, as one of the Banks and as Co-Agent for the Banks (in such capacity, a "Co-Agent"), BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, as one of the Banks and as Co-Agent and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as one of the Banks, and as agent for the Banks (in such capacity, the "Agent").

                                   RECITALS
                                   --------

          1. U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and the Borrower entered into a Credit Agreement dated as of September 27, 1999, as amended by that First Amendment to Credit Agreement dated as of October 21, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, as amended by that Second Amendment to Credit Agreement dated as of December 24, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, and as amended by that Third Amendment to Credit Agreement dated as of March 3, 2000, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank (the "Credit Agreement").

          2. The Borrower has requested that the Banks amend the Credit Agreement in certain respects.

          3. The parties desire to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

                                   AGREEMENT


          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

          Section 2. Amendment. The Credit Agreement is hereby amended as follows:

                2.1 Parties. Branch Banking and Trust Company is hereby added as a party and signatory to the Credit Agreement, in the capacity of a Bank and Co-Agent thereunder.

                2.2 Fleet. All references in the Credit Agreement to "BankBoston" shall, from and after the date hereof, refer to "Fleet".

                2.3  Definitions.

                2.2(a) The definitions of "Applicable Fee Percentage", "Applicable Margin", "Borrowing Base", "Co-Agent", "Commitments", "Guarantors", "Note", "Revolving Commitment Ending Date", "Revolving Percentage", "Termination Date", "Total Revolving Commitment Amount", and "Total Revolving Outstandings" contained in Section 1.1 of the Credit Agreement are hereby amended to read in their entireties as follows:

                     "Applicable Fee Percentage": The Applicable Fee Percentage set forth in the table below as in effect from time to time determined based on the Cash Flow Leverage Ratio calculated as of the end of the most recent fiscal quarter of the Borrower for which the Borrower has furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable (adjustments to the Applicable Fee Percentage to become effective as of the first day of the month following receipt of the financial statements required under Section 5.1(a) or 5.1(d), as applicable):

                                                                                   Applicable
          Cash Flow Leverage Ratio (in each case, to 1.00)                        Fee Percentage
          ------------------------------------------------                        --------------
          Less than or equal to 2.00........................................           0.25%
          Greater than 2.00.................................................           0.50%

          Notwithstanding the foregoing, if the Borrower has not furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable, for any fiscal quarter by the required date, the Applicable Fee Percentage shall be calculated as if the Cash Flow Leverage Ratio as of the end of such fiscal quarter was greater than
          2.00 to 1.00 for the period from the first day of the fiscal quarter first occurring after such required date until the first day of the month following the month in which such financial statements and reports are delivered.

                    "Applicable Margin": Subject to the provisions of 2.5(a), the Applicable Margin set forth in the table below as in effect from time to time determined based on the Cash Flow Leverage Ratio calculated as of the end of the most recent fiscal quarter of the Borrower for which the Borrower has furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable (adjustments to the Applicable Margin to become effective as of the first day of the month following receipt of the financial statements required under Section 5.1(a) or 5.1(d), as applicable):

                                                                              Reference
                                                                               Rate          Eurodollar
          Cash Flow Leverage Ratio (in each case, to 1.00)                    Advances        Advances
          ------------------------------------------------                    --------        ---------
          Less than or equal to 2.00........................................    0.00%           1.875%
          Greater than 2.00.................................................    0.25%           2.250%

          Notwithstanding the foregoing, if the Borrower has not furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable, for any fiscal quarter by the required date, the Applicable Margin shall be calculated as if the Cash Flow Leverage Ratio as of the end of such fiscal quarter was greater than 2.00 to
          1.00 for the period from the first day of the fiscal quarter first occurring after such required date until the first day of the month following the month in which such financial statements and reports are delivered.

                    "Borrowing Base": The product of (a) Annualized EBITDA times (b) 2.00.

                    "Co-Agent": Each of BofA, Fleet, and Branch.

                    "Commitments": The Revolving Commitment of each Bank.

                    "Guarantors": The Persons listed on Schedule 1.1-2, or any other Subsidiaries who may hereafter guaranty the Obligations.

                         "Note": A Revolving Note (hereinafter defined).

                         "Revolving Commitment Ending Date": December 31, 2002.


                         "Revolving Percentage": With respect to any Bank, the
               percentage equivalent of a fraction, the numerator of which is the Revolving Commitment Amount of such Bank and the denominator of which is the Total Revolving Commitment Amount.

                         "Termination Date": The earliest of (a) the Revolving
               Commitment Ending Date, (b) the date on which the Commitments are terminated pursuant to Section 7.2 or (c) the date on which the Total Revolving Commitment Amount is reduced to zero pursuant to
               Section 2.7.

                         "Total Revolving Commitment Amount": The sum of the
               Revolving Commitment Amounts.

                         "Total Revolving Outstandings": As of any date of
               determination, the sum of (a) the aggregate unpaid principal balances of the Advances evidenced by the Revolving Notes outstanding on such date, plus (b) the aggregate maximum amount of Letter of Credit Obligations outstanding on such date.

                  2.2(b) The definitions of "BankBoston", "Revolving (A) Commitment", "Revolving (A) Commitment Amount", "Revolving (A) Note", "Revolving (B) Commitment", "Revolving (B) Commitment Amount", "Revolving (B) Note", "Total Revolving (A) Outstandings", "Total Revolving (B) Outstandings", "Unused Revolving (A) Commitment" and "Unused Revolving (B) Commitment" are hereby deleted in their entireties.

                  2.2(c) The following new definitions of "Branch", "Fleet", "Revolving Commitment", "Revolving Commitment Amount", "Revolving Note" and "Unused Revolving Commitment" are hereby added to Section
          1.1 of the Credit Agreement in correct alphabetical order thereto:

                         "Branch": Branch Banking and Trust Company, a North
               Carolina banking corporation.

                         "Fleet": Fleet National Bank, a national banking
               association, formerly known as BankBoston, N.A.

                         "Revolving Commitment": With respect to a Bank, the
               agreement of such Bank to make Revolving Loans to the Borrower in an aggregate principal amount outstanding at any time not to exceed such Bank's Revolving Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

                              "Revolving Commitment Amount": With respect to a
                    Bank, initially the amount set forth in Schedule 1.1 hereto, as the same may be reduced from time to time pursuant to
                    Section 2.7.

                              "Revolving Note": An amended and restated
                    promissory note of the Borrower, as set forth on Exhibit 1.1-3, as the same may be amended, restated, or otherwise modified and in effect from time to time.

                              "Unused Revolving Commitment": As of any date of
                    determination, the amount by which the Total Revolving Commitment Amount exceeds the Total Revolving Outstandings on such date.

                         2.4 Revolving Credit. Section 2.1(a) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              Section 2.1(a) Revolving Credit. On the terms and
                    subject to the conditions hereof, each Bank severally agrees to make a loan (the "Revolving Loan") to the Borrower on a revolving basis available as Advances at any time and from time to time, with respect to the Revolving Commitment of such Bank, from the Closing Date until the Termination Date, during which period the Borrower may borrow, repay and reborrow in accordance with the provisions hereof, provided, that (i) no Revolving Loan will be made by a Bank in any amount which, after giving effect thereto, would cause the unpaid principal amount of outstanding Advances by such Bank in respect of the Revolving Commitment of such Bank to at any time exceed the Revolving Commitment Amount of such Bank, (ii) at no time shall the Total Revolving Outstandings exceed the Borrowing Base, and (iii) for a period of 30 consecutive calendar days during each Fiscal Year, starting with Fiscal Year beginning January 2001, the Borrower shall pay on the principal of the Revolving Loans an amount sufficient to cause the outstanding principal balance of the Revolving Loans to be reduced to zero for each day of such 30 consecutive day period.

                              Advances hereunder shall be made by the several
                    Banks ratably in the proportion of their respective Revolving Commitment Amounts. Advances may be obtained and maintained, at the election of the Borrower but subject to the limitations hereof, as Reference Rate Advances or Eurodollar Rate Advances.

                         2.5 Notes. Section 2.3 of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              Section 2.3 Notes. The Advances of each Bank
                  shall be evidenced by a single Revolving Note payable to the order of such Bank in a principal amount equal to such Bank's Revolving Commitment Amount. Upon receipt of each Bank's Note from the Borrower, the Agent shall mail such Note to such Bank. Each Bank shall enter in its records the amount of the various Advances made, converted or continued and the payments made thereon, and each Bank is authorized by the Borrower to enter into its records, a record of such Advances and payments; provided, however that the failure by any Bank to make any such entry or any error in making such entry shall not limit or otherwise affect the obligation of the Borrower hereunder and on the Notes, and, in all events, the principal amounts owing by the Borrower in respect of the Revolving Note payable to the order of each Bank shall be the aggregate amount of all Advances made by such Bank with respect to its Revolving Commitment, less all payments of principal thereof made by the Borrower. The records of the Banks shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Notes and the amount available for draw under the Letter of Credit Commitment, respectively.

                         2.6  Other Mandatory Prepayments. The reference in
          Section 2.6(b) of the CrediT Agreement to the phrase "Aggregate Revolving Commitment Amounts" shall be deemed to be a reference to the phrase "Total Revolving Commitment Amount".

                         2.7 Optional Prepayments. Section 2.6(c) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              2.6(c) Optional Prepayments. The Borrower
                  may prepay the Reference Rate Advances, in whole or in part, at any time, without premium or penalty. The Borrower may prepay Eurodollar Rate Advances, in whole or in part, at any time; provided that, upon such prepayment, the Borrower shall pay to the Banks the amounts, if any, required pursuant to
                  Section 2.24 hereof. Any such prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Each partial prepayment shall be in an aggregate amount for all the Banks of $100,000 or, if more, an integral multiple thereof. Amounts paid (unless following an acceleration or upon termination of the Revolving Commitments in whole) on the Revolving Loans under this Section 2.6 may be reborrowed upon the terms and subject to the conditions and limitations of this Agreement. Amounts paid or prepaid on the Advances under this paragraph (c) shall be for the account of each Bank in proportion to its shares of outstanding Advances.

                         2.8 Reduction of the Total Revolving Commitment Amount or Termination of Commitments. Section 2.7 of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              2.7(a) Optional Reduction of the Total Revolving
                  Commitment Amount or Termination of Commitments. The Borrower may, at any time, upon not less than three (3) Business Days prior written notice to the Agent, reduce the Total Revolving Commitment Amount, with any such reduction in a minimum amount of $500,000 or, if more, in an integral multiple of $100,000; provided, however, that the Borrower may not at any time reduce the Total Revolving Commitment Amount below the then aggregate unpaid principal balance of the Revolving Notes. The Borrower may, at any time, upon not less than three (3) Business Days prior written notice to the Agent, terminate the Commitments in their entirety. Upon termination of the Commitments pursuant to this Section, the Borrower shall pay to the Banks the full amount of all outstanding Advances evidenced by the Revolving Notes, all accrued and unpaid interest thereon, all unpaid Revolving Commitment Fees accrued to the date of such termination under Section 2.8(b) and all other unpaid Obligations of the Borrower to the Banks and the Agent hereunder with respect to the Commitments. Upon the date on which the Commitments have been terminated, the Borrower shall have paid to the Banks all unpaid Obligations of the Borrower to the Banks and the Agent.

                              2.7(b) Mandatory Reduction of Total Revolving
                  Commitment Amount. The Revolving Commitment Amounts, at the Agent's discretion, shall be permanently reduced on each date of receipt by the Borrower or any Subsidiary of any cash proceeds (including cash payments received by way of deferred payment of principal of a note or an installment receivable and the cash realization of any non-cash proceeds) from the sale or disposition of assets by the Borrower or any Subsidiary not otherwise permitted by Section 6.2 hereof and sold with the consent of the Agent by the amount of such cash proceeds (net of any taxes arising out of such sale or disposition).

                         2.9 Revolving Commitment Fees. Section 2.8(b) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              2.8(b) Revolving Commitment Fees. The
                  Borrower shall pay to the Agent, for the ratable benefit of the Banks, fees (the "Revolving Commitment Fees") in an amount equal to the product of (i) the Applicable

                  Fee Percentage times (ii) the average daily Unused Revolving Commitment for the period from the Closing Date to the Termination Date.

                              Such Revolving Commitment Fees are payable
                  in arrears quarterly on the first day of each April, July, October and January and on the Termination Date.

                         2.10 Financial Statements and Reports. Sections 5.1(c) and 5.1(d) of the Credit Agreement are hereby deleted and the following are substituted in lieu thereof:

                              5.1(c) As soon as available and in any event
                  within 30 days after the end of each fiscal month in each Fiscal Year, an unaudited consolidated statement of cash flow for the Borrower and the Subsidiaries for such month and for the period from the beginning of such Fiscal Year to the end of such month, an unaudited statement of income for each Restaurant for such month and for the period from the beginning of such Fiscal Year to the end of such month, and an unaudited consolidated balance sheet of the Borrower and the Subsidiaries as at the end of such month, setting forth in comparative form figures for the corresponding period for the preceding Fiscal Year, accompanied by a certificate in the form of Exhibit 5.1(c) hereto signed by the chief financial officer of the Borrower setting forth in reasonable detail a calculation of the Borrowing Base determined as of the end of such month and stating that such financial statements present fairly, in all material respects, the consolidated financial condition of the Borrower and the Subsidiaries and that the same have been prepared in accordance with GAAP (except for the absence of footnotes and subject to year-end audit adjustments).

                              5.1(d) As soon as available and in any event
                  within 30 days after the end of each of the first three fiscal quarters of each Fiscal Year (or 45 days after the end of each of the first three fiscal quarters of each Fiscal Year, if the Borrower is required to file reports on Form 10-Q with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, in respect of such fiscal quarter), unaudited consolidated statements of cash flow and changes in stockholders' equity for the Borrower and the Subsidiaries for such quarter and for the period from the beginning of such Fiscal Year to the end of such quarter, an unaudited statement of income for each Restaurant for such quarter and for the period from the beginning of such Fiscal Year to the end of such quarter, and an unaudited consolidated balance sheet of the Borrower and the Subsidiaries as at the end of such quarter, setting forth in comparative form figures for the corresponding period for the preceding Fiscal Year, accompanied by a certificate signed by the chief financial officer of the Borrower stating that such financial statements present fairly, in all material respects, the consolidated financial condition of the Borrower and the Subsidiaries and that the same have been prepared in accordance with GAAP (except for the absence of footnotes and subject to year-end audit adjustments).

                         2.11 Disposition of Assets. Section 6.2(c) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              6.2(c) the sale, assignment, lease, conveyance,
                  transfer or other disposition of property by the Borrower to any Wholly-Owned Subsidiary or by a Subsidiary to the Borrower or any Wholly-Owned Subsidiary; provided that such transferee Subsidiary shall have executed and delivered to the Agent a Guaranty and a Security Agreement (Guarantor) and related UCC financing statements for filing in such jurisdictions as the Agent may request;

                         2.12 Subsidiaries. Section 6.5 of the Credit Agreement is hereby amended by inserting the word "initial" before the word "capitalization" the first time it appears therein.

                         2.13 Investments. Section 6.12(h) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                              6.12(h) Equity Interests in any Subsidiary
                  the formation or acquisition of which is permitted under
                  Section 6.5, and contributions to the capital of any such Subsidiary or any other Wholly-Owned Subsidiary which has executed and delivered to the Agent a Guaranty and a Security Agreement (Guarantor).

                         2.14 Capital Expenditures. Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                              Section 6.10 Capital Expenditures. The
                  Borrower will not, and will not permit any Subsidiary to, make Capital Expenditures in an amount exceeding, on a consolidated basis, $37,500,000 in Fiscal Year 2000, and $35,000,000 in any
                  Fiscal Year thereafter; provided that all Capital Expenditures shall be invested in the development of new Restaurants or the maintenance of existing Restaurants or in the construction, acquisition, repair or maintenance of the Borrower's corporate headquarters.

                         2.15 Annual Additional Restaurants. A new Section 6.25 is hereby added to the Credit Agreement in correct numerical order as follows:

                              Section 6.25 Annual Additional Restaurants. The
                  Borrower will not, nor will it permit any Subsidiary to, open more than 20 new Restaurants, in the aggregate, in any Fiscal Year.

                         2.16 Indemnification. Section 8.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

                              Section 8.9 Indemnification. Each Bank agrees to
                  indemnify the Agent, as Agent (to the extent not reimbursed by the Borrower), ratably according to such Bank's share of the Total Revolving Commitment Amount from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on or incurred by the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. No payment by any Bank under this Section shall relieve the Borrower of any of its obligations under this Agreement.

                         2.17 Signature Pages. The signature pages to the Credit Agreement are hereby deleted and inserted in lieu thereof are the signature pages as set forth on this Amendment.

                         2.18 Revolving Commitment Amounts. Schedule 1.1 hereto is hereby added as Schedule 1.1 to the Credit Agreement in the correct numerical order.

                         2.19 Revolving Note. Exhibit 1.1-4 to the Credit Agreement is hereby deleted, and Exhibit 1.1-3 to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A to this Amendment.

                         2.20 Compliance Certificate. Exhibit 5.1(e) to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B to this Amendment.

                         2.21 Existing Loans Repriced. The parties hereto acknowledge that upon execution of this Amendment, the existing Loans made by the Banks to the

          Borrower are repriced, pursuant to the definitions of "Applicable Fee Percentage" and "Applicable Margin" as amended hereby.

               Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                      3.1     This Amendment, duly executed by the Borrower.

                      3.2 An amended and restated revolving note in the form of Exhibit A hereto, made payable to each Bank in the amount of that Bank's Revolving Commitment.

                      3.3 A Security Agreement (Guarantor), duly executed by each of BUCA Investments, Inc., BUCA Texas Restaurants, L.P., and BUCA Texas Beverage, Inc.

                      3.4 A Pledge Agreement (Subsidiary), duly executed by each of BUCA Restaurants, Inc., BUCA Investments, Inc., and BUCA Restaurants 2, Inc.

                      3.5 A Guaranty, duly executed by each of BUCA Investments, Inc., BUCA Texas Restaurants, L.P., and BUCA Texas Beverage, Inc.

                      3.6 An amendment, consent and reaffirmation to the Pledge Agreement of the Borrower, along with corresponding stock certificates, stock powers, and a UCC-3 amendment, in form and substance satisfactory to the Agent, duly executed by the Borrower.

                      3.7 An affirmation of guaranty and security agreement, in form and substance satisfactory to the Agent, duly executed by the existing Guarantors.

                      3.8 UCC financing statements suitable for filing against BUCA Investments, Inc., BUCA Texas Restaurants, L.P., BUCA Texas Beverage, Inc., BUCA Restaurants, Inc., and BUCA Restaurants 2, Inc. in jurisdictions required by the Agent in form and substance satisfactory to the Agent, duly executed by such Subsidiaries.

                      3.9 An Amendment to the Security Agreement (Guarantor) duly executed by BUCA Restaurants 2, Inc. and a UCC-3 Amendment to the existing financing statement filed against BUCA Restaurants 2, Inc., in form and substance satisfactory to the Agent, duly executed by such Subsidiary.

                     3.10 A Certificate of the Secretary or Assistant Secretary of the Borrower (a) certifying as to a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, (b) certifying that there have been no amendments to the Articles of Incorporation and Bylaws of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated September 27, 1999, and (c) certifying as to the name, title, and specimen signature of the officer or officers of the Borrower authorized to execute this Amendment, and any other instrument or agreement executed by the Borrower in connection with this Amendment.

                     3.11 A Certificate of the Secretary or Assistant Secretary of BUCA Restaurants, Inc. certifying as to (i) corporate resolutions authorizing the execution, delivery and performance of its Pledge Agreement and consent and reaffirmation of its Guaranty and Security Agreement (Guarantor); (ii) incumbency of officers with specimen signatures; (iii) no amendments to its Articles of Incorporation or Bylaws since true and accurate copies of the same were delivered to the Agent on September 27, 1999.

                     3.12 A Certificate of the Secretary or Assistant Secretary of BUCA Restaurants 2, Inc. certifying as to (i) a true and accurate copy of its Articles of Incorporation, as amended, certified by the Minnesota Secretary of State and (ii) a true and accurate copy of its Bylaws.

                     3.13 A Certificate of the Secretary or Assistant Secretary of each of BUCA Investments, Inc., BUCA Texas Restaurants, L.P., and BUCA Texas Beverage, Inc. certifying as to (i) corporate resolutions or limited partnership action authorizing the execution, delivery and performance of its respective Guaranty and Security Agreement (Guarantor) (and in the case of BUCA Investments, Inc., as to its Pledge Agreement (Subsidiary)); (ii) the name, title, and specimen signatures of the officers authorized to execute its respective Guaranty, Security Agreement (Guarantor), or Pledge Agreement (Subsidiary), as applicable; (iii) a true and accurate copy of its Articles of Incorporation or limited partnership agreement; and
          (iv) a true and complete copy of its Bylaws or other constitutive documents.

                     3.14 A copy of the Articles of Incorporation or Certificate of Limited Partnership, with all amendments thereto, for each of BUCA Texas Beverage, Inc., BUCA Texas Restaurants, L.P., BUCA Investments, Inc. and BUCA Restaurants 2, Inc., certified by the appropriate governmental official of the jurisdiction of its organization or incorporation as of a date not more than 30 days prior to the date hereof.

                     3.15 A certificate of good standing or a certificate of existence for each of the Borrower, BUCA Texas Beverage, Inc., BUCA Texas Restaurants, L.P., BUCA Investments, Inc., BUCA Restaurants, Inc., and BUCA Restaurants 2, Inc., in the jurisdiction of its organization or incorporation, certified by the appropriate governmental officials as of a date not more than 30 days prior to the date hereof.

                     3.16 An opinion of counsel to the Borrower and all new and existing Guarantors, in form and substance satisfactory to the Agent.

                     3.17 ACORD 27 Certificate(s) of Insurance showing property, liability, automobile and workers compensation coverages for the Borrower and the Borrower's direct and indirect Subsidiaries.

                     3.18 Payment of all reasonable unpaid legal fees and other out-of-pocket expenses incurred by the Agent through the date of this Amendment in connection with this Amendment of which the Borrower has been notified as of the date of this Amendment.

                     3.19     Payment to the Agent of a $15,000 amendment fee.

                     3.20     Payment to the Agent of a $110,000 extension fee.

               Section 4.     Consent, Default and Waiver.

                      4.1 Borrower Restructuring. The Borrower has requested that the Banks consent to the transfer of assets used in the operation of certain Restaurants by the Borrower to BUCA Restaurants 2, Inc. and BUCA Restaurants, Inc. in connection with a proposed restructuring anticipated to occur prior to the end of 2001 (the "2001 Borrower Restructuring"). The Borrower has requested that the Banks expressly consent to the 2001 Borrower Restructuring.

                      4.2 Name Change. Under Section 6 of the Security Agreement (Guarantor) executed by BUCA Restaurants 2, Inc. ("BR 2"), formerly known as BUCA (DT Minneapolis), Inc., BR 2 agreed that it would not change its name unless the Agent had been given at least 30 days' prior written notice thereof and BR 2 had executed and delivered to the Agent such financing statements and other instruments required or appropriate to continue the perfection of the security interest created by such Security Agreement (Guarantor). The Borrower has advised the Agent that BR 2 changed its name without providing such notice. As a result, an Event of Default has occurred under Section 7.1(e) of the Credit Agreement. The Borrower has requested that the Banks waive such Event of Default.

                      4.3 Consent and Waiver. Upon the date on which the amendments contained in this Amendment become effective, the Banks hereby (i) consent to the 2001 Borrower Restructuring described in
          Section 4.1, (ii) waive the Default and Event of Default described in
          Section 4.2, and (iii) waive any Default or Event of Default that might exist solely by reason of the leasing or operation of Restaurants in the State of Texas by BUCA Texas Restaurants, L.P. or the contribution or other transfer by the Borrower or any Subsidiary to BUCA Investments, Inc., BUCA Texas Restaurants, L.P. or BUCA Texas Beverage, Inc. of cash and/or assets used in the operation of such Restaurants or the making by the Borrower or any of its Subsidiaries of any loan to BUCA Investments, Inc., BUCA Texas Restaurants, L.P. or BUCA Texas Beverage, Inc. in any such case prior to the time (A) each such Subsidiary executed and delivered to the Agent a Guaranty, Security Agreement (Guarantor) and related UCC financing statements,
          (B) the Borrower or Subsidiary owning each such Subsidiary executed and delivered to the Agent an amendment to the Pledge Agreement or a Pledge Agreement (Subsidiary) in respect thereof, and (C) certificates representing the Equity Interests of each such Subsidiary (together with stock powers or other comparable assignment forms) were delivered to the Agent. The Borrower agrees that the consent and waivers set forth in this Section 4.3 shall be limited to the precise meaning of the words as written herein and shall not be deemed (i) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement or (ii) to prejudice any right or remedy that the Agent or any Bank may now have or may in the future have under or in connection with the Credit Agreement with respect to other Defaults or Events of Default. The Borrower acknowledges and agrees that the consent and waivers set forth in this Section 4.3 are provided by the Banks as a financial accommodation to the Borrower. Except as expressly set forth herein, the consent and waivers described in this
          Section 4.3 shall not alter, affect, release or prejudice in any way any of the Borrower's obligations under the Credit Agreement. The consent and waivers set forth herein shall not constitute a consent or waiver by the Agent or any Bank of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

               Section 5. Representations, Warranties, Authority, No Adverse Claim.

                      5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit

          Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent.

                      5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the corporate power and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and any other agreements and documents executed and delivered by the Borrower in connection herewith by proper corporate action, and, except as set forth in Schedule 4.3 to the Credit Agreement, none of this Amendment nor the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation or Bylaws or any requirement of law presently in effect and applicable to the Borrower, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and except where the contravention or default or the imposition of such Lien could not adversely affect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence. The Borrower represents and warrants that, except as set forth in Schedule 4.3 to the Credit Agreement, no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required on the part of the Borrower in connection with the execution and delivery by the Borrower of this Amendment or any other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and except where the failure to obtain such consent, approval or authorization or to make such registration or declaration could not adversely effect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence.

                      5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that to the Borrower's knowledge no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

               Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Banks that the Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under that certain Security Agreement (Borrower), that certain Pledge Agreement, and that certain Collateral Assignment of Trademarks, all dated as of September 27, 1999, and made by the Borrower in favor of the Agent, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

               Section 7. Successors. This Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the successors and assigns of the Banks.

               Section 8. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including reasonable attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

               Section 9. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute such agreement by executing a counterpart of such agreement.

               Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

               Section 11. Capacity. All agreements, consents and waivers of any of the Banks hereunder or under any previous amendments to the Credit Agreement shall be considered to have been made or given by such Bank in both its capacity as a Bank and its capacity as the Agent or a Co-Agent, as applicable.

           [The remainder of this page is left intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                       BUCA, INC.



                                       By: /s/  Greg A. Gadel
                                          --------------------------------------

                                       Title:          Chief Financial Officer
                                              ----------------------------------

                                       Address:
                                       Attention: Greg A. Gadel
                                       1300 Nicollet Avenue
                                       Suite 5003
                                       Minneapolis, MN 55403
                                       Telephone No.: (612) 288-2382
                                       Telecopier No.: (612) 827-6446

                     Signature Page 1 to Fourth Amendment

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Agent and a Bank

                                       By: /s/ Joshua R. Pirozzolo
                                          -------------------------------------

                                       Title: Assistant Vice President
                                             ----------------------------------

                                       Address:
                                       Attention: Joshua R. Pirozzolo
                                       MPFP0602
                                       601 Second Avenue South
                                       Minneapolis, MN 55402-4302
                                       Telephone No.: (612) 973-0520
                                       Telecopier No.: (612) 973-0823

                     Signature Page 2 to Fourth Amendment

                                       BANK OF AMERICA, N.A.,
                                       as Co-Agent and a Bank



                                       By: /s/ Gregory Mojica
                                          -------------------------------------

                                       Title: Senior Vice President
                                             ----------------------------------

                                       Address:
                                       Attention: William S. Richards, Jr.
                                       IL1-231-06-13
                                       231 South LaSalle Street
                                       Chicago, IL 60697

                                       Telephone No.: (312) 828-2731
                                       Telecopier No.: (312) 828-1974

                     Signature Page 3 to Fourth Amendment

                                       FLEET NATIONAL BANK,
                                       as Co-Agent and a Bank

                                       By: /s/ Robert MacElhiney
                                           -------------------------------------

                                       Title: Vice President
                                              ----------------------------------

                                       Address:
                                       Attention: Robert MacElhiney
                                       MADE 10008H
                                       100 Federal Street
                                       Boston, MA 02110
                                       Telephone No.: (617) 434-7068
                                       Telecopier No.: (617) 434-0637

                     Signature Page 4 to Fourth Amendment

                                       BRANCH BANKING AND TRUST COMPANY,
                                       as Co-Agent and a Bank

                                       By: /s/ Cory Boyte
                                          -------------------------------------

                                       Title: Vice President
                                             ----------------------------------

                                       Address:
                                       Attention: Cory Boyte
                                       110 South Stratford Road
                                       Suite 301
                                       Winston-Salem, NC 27104
                                       Telephone No.: 336-733-3259
                                       Telecopier No.: 336-733-3254


                                  SCHEDULE 1
         To Credit Agreement and Fourth Amendment to Credit Agreement



                                                                  Revolving
                                                                  Commitment
         Bank                                                       Amount
         ----                                                      --------
         U.S. Bank National Association........................  $5,000,000
         Bank of America, N.A..................................  $5,000,000
         Fleet National Bank...................................  $5,000,000
         Branch Banking and Trust Company......................  $5,000,000

                     Signature Page 5 to Fourth Amendment